EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the filing of the Annual Report on Form 10-K, for the year ended December 31, 2004, for GulfWest Energy Inc. in accordance with the requirements of the Securities Exchange Act of 1934. We consent to the inclusion in such Annual Report of our reserve reports incorporated therein, references to our name in the form and context in which they appear, and incorporation by reference thereof into the company's Registration Statement on Form S-8 (No. 333-122987) and the company's Registration Statement on Form S-1 (333-116048).



                           PRESSLER PETROLEUM CONSULTANTS

                           By:      /s/ Greg D. Linton
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                                    Name:   Greg D. Linton
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                                    Title: Professional Engineer
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                                    Date:   3/30/04
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